SUPPLEMENT
                    (Effective as of January 23, 1997)
                                  to the
                  INTER-CITY PRODUCTS SALARIED EMPLOYEES
                      SHARE OWNERSHIP SAVINGS PLAN


Prior to January 23, 1997, Participants in the Plan included salaried employees working in the branch sales operations of Inter-City Products Corporation (USA) (the "Company") at Atlanta, Georgia, Charlotte, North Carolina, Savage, Maryland, and Pomona, California. Effective as of January 23, 1997 the Company sold such branch sales operations, in a sale of assets transaction, to Watsco, Inc. (the "Buyer"). Legal counsel for the Company has determined that under existing precedents, such sale, which involved a termination of employment of the Participants affected by the sale (the "Transferred Employees"), was, due to the relatively small number of nonvested Participants affected by such sale, not a "partial termination" of the Plan requiring acceleration of vesting of their account balances to 100 percent.

The Company desires to permit the Transferred Employees who were not vested at the time of the sale to continue to earn out their vesting in their employer contribution accounts under the Plan, provided that they allow such accounts to remain in the Plan until such accounts become vested at the earlier to occur of five years of Continuous Service or two Years of Participation, reflecting employment with the Buyer.

NOW, THEREFORE, the following additional provisions shall apply to the Transferred Participants effective as of January 23, 1997:

(1) CONTINUOUS SERVICE. Notwithstanding the termination of employment with the Company of the Transferred Participants effective as of January 23, 1997, such Participants' years of Continuous Service shall include, in addition to service credited under section 3.5 of the Plan, their employment with the Buyer after January 22, 1997.

(2) YEARS OF PARTICIPATION. Furthermore, such persons' Years of Participation under the Plan shall include, in addition to years credited under section 3.6 of the Plan, their years of employment with the Buyer after January 22, 1997.


                              - 1 -


(3) RETIREMENT WITH WATSCO, INC. The Company shall arrange with the Transferred Participants for such persons to notify the Company when they terminate employment with the Buyer, so that they may be allowed to apply for a distribution under the Plan.

(4) IN-SERVICE WITHDRAWALS. Notwithstanding the Transferred Employees' termination of employment with the Company, while they remain in the employment of the Buyer they may continue to apply for hardship withdrawals, Rollover Account withdrawals, and age 59 1/2 withdrawals, subject to the eligibility requirements and other conditions of sections 6.1-6.3 of the Plan.

(5) DISTRIBUTIONS. Distributions under the Plan shall be made to the Transferred Participants in accordance with Article VII of the Plan only upon their termination of employment with the Buyer.


                            **********


IN WITNESS WHEREOF, the Company has caused this supplement to the Plan to be signed and its corporate seal to be hereunto affixed by its duly
authorized officers effective as of January 23, 1997, on this     day of
              1997.

                                    INTER-CITY PRODUCTS CORPORATION (USA)


                                    By:-----------------------------------
                                       Its             President
                                           -----------


ATTEST:



By
    ----------------------------

   Its        Secretary
       ------





(Corporate Seal)


                              - 2 -

                            AMENDMENT
         (Effective as of June 23, 1997 and August 1, 1997)
                             to the
               INTER-CITY PRODUCTS CORPORATION (USA)
          SALARIED EMPLOYEES SHARE OWNERSHIP SAVINGS PLAN

The Inter-City Products Corporation (USA) Salaried Employees Share Ownership Savings Plan, as last amended and restated effective as of January 1, 1997 (the "Plan"), is hereby further amended as follows, effective as of the dates specified in parts A and B below:

A.     AMENDMENTS EFFECTIVE AS OF JUNE 23, 1997.

       1.   By substituting the following for section 2.1(g) of the Plan:

       "(g) "Company" means --

            (1) on and after June 23, 1997, International Comfort Products Corporation (USA), a subsidiary of International Comfort Products Corporation, a Canadian corporation, and any organization that is successor thereto that adopts and continues the Plan;

            (2) from the Effective Date through June 22, 1997, Inter-City Products Corporation (USA), a subsidiary of Inter-City Products Corporation, a corporation continued under the Canada Business Corporations Act; and

            (3) for periods prior to the Effective Date, primarily for purposes of administering the participation and service provisions in Article III of the Plan, certain predecessor entities, namely Heil-Quaker Corporation, Heil-Quaker Home Systems, Inc., Heil Co., Florence Stove Company, and Whirlpool Corporation.

       2.   By substituting "International Comfort Products Corporation
            (USA)" for "Inter-City Products Corporation (USA)" on signature page 57 of the Plan.

       3.   By substituting "International Comfort Products Corporation
            (USA)" for "Inter-City Products Corporation" wherever the latter name appears in sections 2.1(c)(1), 2.1(u), 2.1(w)(1), 4.4, 5.8 and 10.1 of the Plan.

       4.   By substituting the following for section 2.1(cc) of the Plan:

            "(cc) "Plan" means, on and after June 23, 1997, the "International Comfort Products Corporation (USA), Salaried Employees Share Ownership Savings Plan" as provided herein and as subsequently amended from time to time. (Plan #003) From the Effective Date through June 22, 1997, the Plan was referred to as the "Inter-City Products Corporation (USA) Salaried Employees Share Ownership Savings Plan."

B.     AMENDMENTS EFFECTIVE AS OF AUGUST 1, 1997.

       5. By substituting the following for sections 4.1(a) and (b) of the Plan pertaining to Participant Pre-Tax Contributions.

            "(a) INITIAL CONTRIBUTIONS. Effective as of August 1, 1997, a Participant, so long as he remains a Participant, may elect (on a form furnished by the Administrator and in accordance with the Administrator's rules) to reduce his Compensation by payroll reduction equal to --
                  (1) 1-15 percent of his Compensation paid to him for each pay period in the case of non-Highly Compensated Employees; or
                  (2) 1, 2, 3, 4, 5, or 6 percent of his Compensation paid to him each pay period, in the case of Highly Compensated Employees.
                  Payroll reductions may begin as of any Enrollment Date provided that payroll reduction and related forms are received by a specified time prior to such Enrollment Date. The amount by which the Participant's Compensation is reduced shall be contributed by the Employer on his behalf to the Plan as his Pre-Tax Contribution and shall be invested in accordance with section 5.4.

            (b) ADJUSTMENTS. Adjustments in the amount of any Participant's Pre-Tax Contributions among the percentages specified in (a) above may be made by the Participant as of the first day of any month by filing with the Employer a written notice of such change (on a form furnished by the Administrator and in accordance with the Administrator's rules) by a specified time prior to the first of the month as of which he desires such adjustment to be effective. On change shall be permitted each month.

       6. By substituting the following for section 4.2(a) and (b) of the Plan:

            "(a)  MONTHLY MATCHING CONTRIBUTIONS.  Effective as of July
                  1, 1995, each month the Employer shall contribute to the Trust on behalf of Participants who made Pre-Tax Contributions for the month an amount, which, when increased by the total amount of any forfeitures credited under section 7.3, shall be equal to 25 percent of the Participants' Pre-Tax Contributions up to 6 percent of Compensation made during that month pursuant to section 4.1

            (b) DISCRETIONARY MATCHING CONTRIBUTIONS. For the Plan Year beginning on January 1, 1995 and for each Plan Year thereafter, the Employer may, in its discretion, contribute an additional annual Matching Contribution to the Trust on behalf of Participants who made Pre-Tax Contributions for the Plan Year and are eligible to share in the annual Matching Contribution as provided in section 4.2(e) below. The annual Matching Contribution shall be a percentage, not to exceed 75 percent, of such Participant's aggregate Pre-Tax Contributions up to 6 percent of Compensation for that Plan Year."

       7.   By substituting the following for section 4.2(e) of the Plan:

            "(e) ALLOCATION. Effective as of August 1, 1997, the Employer's monthly Matching Contribution shall be allocated and credited as of the last day of each month to the Employer Contributions Accounts of all persons who made Pre-Tax Contributions under section 4.1 during such month and who are Salaried Employees at any time during such month. Such allocation and credit shall be in the proportion that such Pre-Tax Contributions up to 6 percent of Compensation of each such Participant for such month bear to such aggregate Pre-Tax Contributions up to 6 percent of Compensation of all such Participants for such month. Employer discretionary Matching Contributions shall be allocated in a similar manner as of the end of each Plan Year, except that a Participant shall be eligible to share in such annual allocation only if he was an Employee on the last day of such year or if his termination of employment during such year was due to retirement, Disability, or death as described in sections 7.1-7.3."


                            **********


IN WITNESS WHEREOF, the Company has caused this amendment to be signed and its corporate seal to be hereunto affixed by its duly authorized officers
on this      day of             , 1997, but effective as of the dates
specified in Parts A and B above.


                                    INTERNATIONAL COMFORT PRODUCTS
                                    CORPORATION (USA)


                                    By:-----------------------------------
                                       Its
                                           -------------------------------



ATTEST:



By
    ----------------------------

   Its
       -------------------------